Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATAQ3 2022

Disclaimer

READY CAPITAL.

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information.

This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates.

All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2022, unless otherwise noted.

2

3Third Quarter 2022 Results Net income of $66.3 million1, or $0.53 per common share Distributable earnings of $58.2 million1, or $0.46 per common shareDeclared dividend of $0.42 per common share Earnings / Dividends Return on Equity2of 14.5%Distributable Return on Equity3of 12.7%Dividend Yield4of 16.6% Returns CREoriginationsandacquisitionsof$831.1millionSBAloanoriginationsof$133.6millionResidentialmortgageloanoriginationsof$534.3million Loan Originations5/ Acquisitions1.Before dividends on preferred securities and inclusive of non-controlling interest2.Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period3.Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings4.Q3 dividend yield for the period is based on the 9/30/2022 closing share price of $10.145.Represents fully committed amounts

Third Quarter 2022 Results (continued)

READY CAPITAL

Capital Markets	▪ Issued $100.0 million in aggregate principal amount of 7.375% Senior Unsecured Notes due 2027 ▪ Full market to market liabilities and credit mark to market liabilities represent 16% and 13% of total debt, respectively ▪ Increased the size of the Company's existing stock repurchase program by an additional $25 million, bringing the total amount authorized under the program to $50 million. The Company acquired approximately 370 thousand shares of the Company's common stock at an average price of $10.29.
Balance Sheet	▪ Net book value per share of $15.40 per common share ▪ Total leverage of 4.9x and recourse leverage ratio of 1.6x[1]
Subsequent Events	▪ The Company acquired approximately 3.6 million shares of the Company's common stock at an average price of $10.34. ▪ Completed the securitization of $860.1 million of floating rate SBC loans and sold $656.9 million of senior bonds with a weighted average cost of debt of SOFR + 3.0%

1. Recourse leverage ratio excludes $1.5 billion of secured borrowings that are non-recourse to the Company.

4

Return on Equity

READY CAPITAL.

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
SBC Lending and Acquisitions	11.5 %	11.5 %	90.3 %
Small Business Lending	39.2 %	39.2 %	4.5 %
Residential Mortgage Banking [3]	51.4 %	5.0 %	5.2 %

	GAAP ROE [2]		Distributable ROE [2]	
	Q3'22	Q2'22	Q3'22	Q2'22
Segment total	14.8 %	13.3 %	12.4 %	13.3 %
Corporate leverage, net of non-earning assets	4.4	3.9	3.1	3.9
Gross return on equity	**19.2 %**	**17.2 %**	**15.5 %**	**17.2 %**
Realized & unrealized gains, net	3.0	1.3	3.0	1.3
Loan loss provision	(0.8)	1.0	(0.2)	0.5
PPP revenue, net of direct expenses[4]	4.8	5.9	4.8	5.9
Non-recurring gains, losses and expenses[5]	(0.3)	(0.5)	-	-
Operating expenses	(8.4)	(8.1)	(8.1)	(7.6)
Investment advisory fees	(1.4)	(1.2)	(1.4)	(1.2)
Provision for income taxes	(1.1)	(2.3)	(0.4)	(2.5)
Dividends on preferred stock	(0.5)	(0.5)	(0.5)	(0.5)
Return on equity	**14.5 %**	**12.8 %**	**12.7 %**	**13.1 %**

1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.
3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.
4. Includes Employee Retention Credit processing fee income
5. Non-recurring gains, losses and expenses before applicable tax expenses .

5

# Diversified, Complementary, & Scalable Platforms

## PORTFOLIO BREAKDOWN[1]



66%
11%
4%
1%
7%
8%
3%
Bridge
Fixed rate/CMBS
Construction
Freddie Mac
Other 3
Small Business Lending
Residential Mortgage Banking

## REVENUE BREAKDOWN[2] *($ in thousands)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$46,070
$5,666
$11,201
$4,954
$3,874
$25,908
$11,635
Bridge
Fixed rate/ CMBS
Construction
Freddie Mac
Other 3
Small Business Lending
Residential Mortgage Banking

1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables.
2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. Loans with the "Other" classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories

6

SBC and SBA Investment by Platform

QUARTERLY INVESTMENT ACTIVITY[1]


$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,419.2
$144.3
$31.4
$168.0
$240.2
$104.9
$730.4
$2,405.2
$135.7
$29.0
$613.1
$98.2
$1,529.2
$2,305.0
$100.8
$658.1
$197.4
$60.9
$1,287.8
$1,382.4
$128.3
$1.5
$255.5
$36.0
$5.9
$955.2
$964.7
$133.6
$174.5
$116.4
$8.3
$531.9
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Bridge
Fixed Rate/CMBS
Construction
Freddie Mac
Acquired
Other
SBA

1. Origination volumes are based on fully committed amounts in millions

7

# SBC Lending and Acquisitions

READY CAPITAL.

| PRODUCT TYPE | LOAN COUNT[1] | UPB | BOOK VALUE | WA LTV | WA COUPON | FIXED/FLOAT[2] | 60+ Days Past Due |
|---|---|---|---|---|---|---|---|
| | 2,325 | $9.55B | $9.44B | 65.2% | 6.4% | 15.6 / 84.4% | 3.2% |
| *FIXED RATE[5]* | *255* | *$976M* | *$972M* | *60.9%* | *5.0%* | *99.4 / 0.6%* | *3.0%* |
| *BRIDGE* | *577* | *$7.41B* | *$7.34B* | *68.5%* | *6.3%* | *1.1 / 98.9%* | *1.7%* |
| *CONSTRUCTION* | *22* | *$517M* | *$496M* | *65.3%* | *11.1%* | *31.1 / 68.9%* | *21.3%[7]* |
| *OTHER[6]* | *1,471* | *$644M* | *$636M* | *34.0%* | *5.7%* | *43.7 / 56.3%* | *5.5%* |

## CURRENT QUARTER HIGHLIGHTS

- Bridge loan originations of $531.9 million at average spread of plus 468bps
- SBC money up pipeline of $284.4 million, including $271.3 million funded in October
- 84% of the SBC portfolio is floating rate with average floors of 61 bps
- Average spread of 559 bps in current pipeline

## GROSS LEVERED YIELD



15%
10%
5%
0%
2.2%
10.1%
Q3 2021
2.0%
10.3%
Q4 2021
1.3%
11.5%
Q1 2022
0.9%
11.3%
Q2 2022
1.0%
10.5%
Q3 2022
Income on joint venture investments and gains on loans, held for sale 3
Gross levered yield (ex. gains) 4

1. Excludes joint venture investments
2. 75% of fixed rate loans match funded
3. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
4. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
5. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as Fixed/CMBS
6. Loans with the "Other" classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories
7. 100% of construction loans 60+ days past due were acquired as part of the Mosaic Merger

8

# Small Business Lending

READY CAPITAL.

| LOAN COUNT | UPB | BOOK VALUE | WA LTV | WA COUPON | FIXED/FLOAT | 60+ Days Past Due |
|---|---|---|---|---|---|---|
| 2,320 | $585M | $546M | 89.5% | 6.7% | 0.3 / 99.7% | 1.5% |

## CURRENT QUARTER HIGHLIGHTS

- SBA net sales premiums peaking at 13.1% and averaging 8.6% net
- $133.6 million of SBA loan originations, including $19.8 million of small balance loan originations.
- Current money up pipeline of $225.1 million, including $33.1 million funded in October

## GROSS LEVERED YIELD



100%
80%
60%
40%
20%
0%
55.4%
20.7%
33.2%
16.5%
25.7%
17.6%
27.6%
15.2%
24.2%
15.0%
Q3 2021
Q4 2021
Q1 2022
Q2 2022 3
Q3 2022
Gross levered yield (ex. gains) 1
Gains on loans, held for sale 2

1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
3. Excludes Impairment

9

# Loan Portfolio Composition

READY CAPITAL

## PROPERTY TYPE[1]


9%
5%
6%
8%
SBC Lending and Acquisitions
72%
Multi-family
Mixed-use
Retail
Office
Other Investments


39%
22%
Small Business Lending
15%
10%
14%
Lodging
Retail
Doctors
Eating Place
Other

## GEOGRAPHY[1]


22%
47%
SBC Lending and Acquisitions
10%
8%
6%
7%
Texas
California
Georgia
Arizona
Florida
Other


17%
12%
54%
Small Business Lending
6%
6%
5%
California
Texas
Florida
Washington
Oregon
Other

1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities

10

11 QUARTERLY ORIGINATIONS UPB $534.3MResidential Mortgage Banking 80%20%Production by Purpose Purchased Refinanced QUARTERLY SALES UPB $566.5M 68%30% 2% Sales by Investor Fannie/Freddie Ginnie Mae Other MSR PORTFOLIO UPDATE ($ in billions) 45%36%19%Production by Platform Retail Correspondent Wholesale $10.7$11.0$11.4$11.7$12.03.4%3.4%3.3%3.4%3.5%2.0%2.5% 3.0% 3.5% 4.0%$0$2$4$6 $8$10 $12Q3'21Q4'21Q1'22Q2'22Q3'22 UPB WAC

Loan Portfolio – Risk Rating

READY CAPITAL

RISK RATING DISTRIBUTION



100%
80%
60%
40%
20%
0%
89%
88%
5%
6%
3%
4%
3%
2%
1 & 2
3
4
5
SBC
SBA

AVERAGE RISK RATING



1.75
1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.62
1.71
1.51
1.68
1.47
1.63
1.48
1.70
1.52
1.67
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
SBC
SBA

CRITERIA

BUCKET 1:
Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses.

BUCKET 2:
Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses.

BUCKET 3:
Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked.

BUCKET 4:
Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period.

BUCKET 5:
Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

12

# Financial Flexibility

READY CAPITAL.

## UNENCUMBERED ASSET POOL



19%
20%
7%
$1.0B Total Unencumbered Assets
8%
14%
32%
Unrestricted cash
Securities
Loans
Servicing rights
REO
Other Assets

## CORPORATE DEBT MATURITY PROFILE *($ in millions)*



$800
$600
$400
$200
$0
$115
$120
$661
$246
2023
2024
2025
2026
2027 and beyond

## HIGHLIGHTS

- Diversified unencumbered asset pool of **$1.0 billion**, including $200 million of unrestricted cash
- **1.4x** unencumbered assets to unsecured debt
- **$2.4 billion** in available warehouse borrowing capacity across **20** counterparties
- Limited usage of securities repo financing at **4.0%** of total debt
- Full market to market liabilities and credit mark to market liabilities represent **16%** and **13%** of total debt, respectively
- **90%** of corporate debt maturities in 2025 or later

13

# Debt - Leverage

| | Debt Balance | Leverage Ratio |
|---|---|---|
| PPPLF | $306 | 0.1x |
| Securitized Debt Obligations | $4,430 | 2.4x |
| Non-Recourse Secured Borrowings | $1,545 | 0.8x |
| Recourse Secured Borrowing | $1,803 | 1.0x |
| Corporate Debt | $1,119 | 0.6x |

- Total leverage of **4.9x**
- Recourse leverage ratio of **1.6x**
- Majority of secured borrowings subject to non-recourse or limited recourse terms

**Recourse Leverage by Reporting Segment**[1] *($ in millions)*


$1,500
$1,000
$500
$0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
$1,449
0.5x
1.8x
$148
1.3x
$206
$1,119
0.6x
SBC
SBL
Residential
Corporate
Debt
Recourse Leverage

1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings

14

# Financial Snapshot

READY CAPITAL.

| Investment Type | Average Carrying Value[1] | Gross Yield[2] | Average Debt Balance | Debt Cost [3] | Levered Yield |
|---|---|---|---|---|---|
| SBC Lending and Acquisitions | $ 9,879,574 | 6.5% | $ 7,373,830 | 4.8% | 11.5% |
| Small Business Lending | $ 323,715 | 19.2% | $ 199,263 | 6.7% | 39.2% |
| **Total** | **$ 10,203,289** | **6.9%** | **$ 7,573,093** | **4.9%** | **14.8%** |

| Book Equity Value Metrics | |
|---|---|
| Common Stockholders' equity | $ 1,755,604 |
| Common Stockholders' equity (adjusted)[5] | $ 1,755,297 |
| Total Common Shares outstanding | 114,015,355 |
| Net Book Value per Common Share | $ 15.40 |
| Adjusted Net Book Value per Common Share | $ 15.40 |

| Loan Portfolio Metrics [4] | |
|---|---|
| % Fixed vs Floating Rate | 15% / 85% |
| % Originated vs Acquired | 77% / 23% |
| Weighted Average LTV - SBC | 65% |
| Weighted Average LTV - SBA | 90% |

| Q3 2022 Earnings Data Metrics | |
|---|---|
| Net income \| Distributable earnings | $66,253 \| $58,186 |
| Earnings per share - Basic and diluted | $0.53 \| $0.50 |
| Distributable Earnings per share - Basic and diluted | $0.46 \| $0.44 |
| Return on Equity per Common Share | 14.5% |
| Distributable Return on Equity per Common Share | 12.7% |
| Dividend Yield [6] | 16.6% |

| Servicing Portfolio Metrics | |
|---|---|
| SBA servicing rights - UPB | $ 976,135 |
| SBA servicing rights- carrying value | $ 21,897 |
| Multi-family servicing rights - UPB | $ 4,659,868 |
| Multi-family servicing rights - carrying value | $ 63,642 |
| Residential servicing rights - UPB | $ 11,971,972 |
| Residential servicing rights - carrying value | $ 192,153 |

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 9/30/2022 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q3 Dividend yield for the period is based on the 9/30/2022 closing share price of $10.14

15

APPENDIXAdditional Financial Information

17Balance Sheet by Quarter

18Statement of Income by Quarter

# Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

| (In thousands, except share data) | Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022 |
|---|---|---|---|---|---|
| **Net Income** | **$ 46,535** | **$ 53,588** | **$ 64,263** | **$ 58,965** | **$ 66,253** |
| **Reconciling items:** | | | | | |
| Unrealized (gain) loss on MSR | $ (147) | $ (6,119) | $ (32,599) | $ 16 | $ (16,649) |
| Impact of CECL on accrual loans | (1,329) | 845 | 1,968 | (2,110) | 2,462 |
| Non-recurring REO impairment | (10) | (1,441) | 1,567 | 700 | — |
| Merger transaction costs and other non-recurring expenses | 5,485 | 5,036 | 6,655 | 3,248 | 2,927 |
| Total reconciling items | $ 3,999 | $ (1,679) | $ (22,409) | $ 1,854 | $ (11,260) |
| **Distributable earnings before income taxes** | **$ 50,534** | **$ 51,909** | **$ 41,854** | **$ 60,819** | **$ 54,993** |
| Income tax adjustments | (1,169) | 626 | 7,009 | (717) | 3,193 |
| **Distributable earnings** | **$ 49,365** | **$ 52,535** | **$ 48,863** | **$ 60,102** | **$ 58,186** |
| Less: Distributable earnings attributable to non-controlling interests | $ 802 | $ 364 | $ 589 | $ 2,929 | $ 2,655 |
| Less: Income attributable to participating shares | 445 | 377 | 413 | 413 | 408 |
| Less: Dividends on preferred stock | 1,999 | 1,999 | 1,999 | 1,999 | 1,999 |
| **Distributable earnings attributable to Common Stockholders** | **$ 46,119** | **$ 49,795** | **$ 45,862** | **$ 54,761** | **$ 53,124** |
| **Distributable earnings per share- basic** | **$ 0.64** | **$ 0.67** | **$ 0.52** | **$ 0.48** | **$ 0.46** |
| **Weighted average common shares outstanding** | **71,618,168** | **74,163,951** | **87,707,281** | **114,359,026** | **114,371,160** |

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized current non-cash provision for credit losses on accrual loans
v) any unrealized gains or losses on de-designated cash flow hedges
vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

19